UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-07326

Gabelli Investor Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli ABC Fund

Annual Report — December 31, 2021

“Give a man a fish and you feed him for a day. Teach him how to arbitrage and you feed him forever.” — Warren Buffett

To Our Shareholders,

For the year ended December 31, 2021, the net asset value (NAV) total return per Class AAA Share of The Gabelli ABC Fund was 4.37% compared with a total return of 0.05% for the ICE BofA 3 Month U.S. Treasury Bill Index. Another class of shares is available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2021.

Investment Objective and Strategy (Unaudited)

The investment objective of the Fund is to seek to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

The Fund invests primarily in securities of domestic and foreign issuers that Gabelli Funds, LLC, the Fund’s investment adviser (the Adviser), believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in value oriented common stocks, i.e., common stocks that trade at a significant discount to the Adviser’s assessment of their “private market value” (the value informed investors would be willing to pay to acquire the entire company), virtually risk free U.S. Treasury Bills, and by utilizing certain “arbitrage” strategies. The Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, the Fund may purchase the selling company’s securities, offering the Fund the possibility of returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

Performance Discussion (Unaudited)

Mergers  & Acquisition (M&A) activity reached a new record in 2021, totaling $5.9 trillion worldwide, easily besting the previous record of $4.3 trillion set in 2015, and increasing 64% compared to full year 2020 activity. Deal activity in the fourth quarter was $1.5 trillion, making it the sixth consecutive quarter that M&A activity eclipsed $1 trillion, and the second largest quarter on record. Excluding SPAC acquisitions of $600 billion, 2021 was still a record year for (traditional) M&A.

The U.S. remained the top venue for deal targets, with more than $2.6 trillion in announced deals accounting for 44% of all deals worldwide, an increase from 39% in 2020. Cross border deal activity totaled $2.1 trillion, an increase of 68% compared to 2020 and the first time it has ever exceeded $2 trillion. This increase, which highlights the global nature of the current deal wave.

Following years of record fundraising, private equity acquirers more than doubled their activity in 2020 with $1.2 trillion in announced deals, which accounted for 20% of M&A activity in 2021. The most active sectors were Technology ($1.7 trillion in new deals, an increase of 71% year over year) which accounted for 20% of deal value, Financials (13% of M&A volume), and Industrials (11% of M&A volume).

The drivers for continued robust M&A activity remain intact: historically low interest rates, accommodative debt markets, healthy valuations in the stock market, and shareholder encouragement of management teams to execute transactions that add additional capabilities, technologies, and are accretive to earnings power.

Done Deals:

Eaton Vance is a Boston, Massachusetts based investment manager with $500 billion in assets under management. Morgan Stanley agreed to acquire Eaton Vance on October 8, 2020 for a total consideration of $56.50 per share consisting of $28.25 cash and 0.5833 MS shares. In addition, EV shareholders received a one time special cash dividend of $4.25 per share. Eaton Vance shareholders also had the right to elect to receive their consideration in all cash or all stock, subject to proration. The transaction closed on March 1, 2021.

Navistar International Corporation is a Lisle, Illinois based industrial manufacturing company focused on medium and heavy trucks, diesel engines, and parts. Navistar first received a proposal to be acquired by Traton in January 2020 for $35 per share in cash, which was unanimously declined by the Navistar board. Traton increased their offer to $43 in September 2020, which was also rejected by the Navistar board. On November 7, 2020 Navistar agreed to be acquired by Traton for $44.50 per share in cash, valuing the company at $6.8 billion. Following the receipt of shareholder and regulatory approvals the transaction closed on July 1.

In the fourth quarter CyrusOne, Inc., which owns and operates enterprise class and carrier neutral data center properties, agreed to be acquired by KKR and Global Infrastructure Partners for $90.50 cash per share, or $15 billion; McAfee Corp., which provides antivirus, cloud, and endpoint security solutions, agreed to be acquired by a consortium led by Advent International for $26 cash per share, or $14 billion.

We appreciate your investment in The Gabelli ABC Fund.

Thank you for your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2021 (a) (Unaudited)

Average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	5 Year	10 Year	15 Year	Since Inception (5/14/93)
AAA Shares (GABCX)	4.37%	2.88%	3.10%	3.15%	5.28%
Advisor Shares (GADVX)	4.15	2.64	2.85	2.90	5.15
S&P 500 Index (b)	28.71	18.47	16.55	10.66	10.83
ICE BofA 3 Month U.S. Treasury Bill Index (b)	0.05	1.14	0.63	0.91	2.41
Lipper U.S. Treasury Money Market Fund Average (b)	0.01	0.82	0.42	0.65	1.98

(a)	Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2007. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of the Advisor Class Shares on May 1, 2007. The actual performance of the Advisor Class Shares would have been lower due to the additional expenses associated with this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.

(b)	The Lipper U.S. Treasury Money Market Fund Average reflects the average performance of mutual funds classified in this particular category. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month end) date. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested except for the BofA 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index. Lipper U.S. Treasury Money Market Fund Average since inception performance is as of April 30, 1993.

In the current prospectuses dated April 30, 2021, the expense ratios for the Class AAA and the Advisor Class Shares, are 0.73% and 0.98%, respectively. See page 14 for the expense ratios for the year ended December 31, 2021. The Fund does not have a sales charge.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI ABC FUND (CLASS AAA SHARES), S&P 500 INDEX

LIPPER U.S. TREASURY MONEY MARKET AVERAGE,

AND ICE BofA 3 MONTH U.S. TREASURY BILL INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	10 Year
Class AAA	4.37%	2.88%	3.10%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli ABC Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2021 through December 31, 2021	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The "Annualized Expense Ratio" represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2021.

	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli ABC Fund
Actual Fund Return
Class AAA	$1,000.00	$1,008.00	0.77%	$3.90
Advisor
Class	$1,000.00	$1,007.50	1.02%	$5.16
Hypothetical 5% Return
Class AAA	$1,000.00	$1,021.32	0.77%	$3.92
Advisor
Class	$1,000.00	$1,020.06	1.02%	$5.19

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table present portfolio holdings as a percent of net assets as of December 31, 2021:

The Gabelli ABC Fund

Long Positions
U.S. Government Obligations	50.8%
Building and Construction	13.7%
Financial Services	5.8%
Health Care	4.0%
Energy and Utilities	3.2%
Computer Software and Services	3.0%
Machinery	1.9%
Electronics	1.8%
Equipment and Supplies	1.6%
Telecommunications	1.5%
Metals and Mining	1.4%
Aerospace and Defense	1.3%
Specialty Chemicals	1.2%
Food and Beverage	1.1%
Consumer Products	0.8%
Retail	0.7%
Entertainment	0.7%
Real Estate	0.7%
Semiconductors	0.7%
Business Services	0.6%

Cable and Satellite	0.6%
Broadcasting	0.5%
Diversified Industrial	0.5%
Transportation	0.5%
Wireless Communications	0.3%
Closed-End Funds	0.2%
Paper and Forest Products	0.1%
Automotive: Parts and Accessories	0.1%
Publishing	0.1%
Wireless Telecommunications Services ...	0.0%*
Hotels and Gaming	0.0%*
Other Assets and Liabilities (Net)	13.9%

Short Positions
Building and Construction	(12.9)%
Financial Services	(0.3)%
Semiconductors	(0.1)%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI  (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli ABC Fund

Schedule of Investments — December 31, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS — 48.1%
	Aerospace and Defense — 1.3%
172,000	Aerojet Rocketdyne Holdings Inc.	$8,831,974	$8,042,720
1,800	Hexcel Corp.†	64,793	93,240
22,500	Meggitt plc†	230,958	224,757
1,700	Spire Global Inc.†	7,633	5,746
		9,135,358	8,366,463
	Automotive: Parts and Accessories — 0.1%
20,000	Veoneer Inc.†	703,927	709,600

	Broadcasting — 0.5%
8,000	Cogeco Inc.	155,796	513,728
105,000	Sinclair Broadcast Group Inc., Cl. A	3,220,016	2,775,150
		3,375,812	3,288,878
	Building and Construction — 13.7%
2,000	Hinokiya Group Co. Ltd.	37,482	38,129
6,000	Johnson Controls International plc	211,140	487,860
939,000	Lennar Corp., Cl. B	37,885,943	89,787,180
		38,134,565	90,313,169
	Business Services — 0.6%
10,000	Bottomline Technologies DE Inc.†	562,018	564,700
76,000	Dawson Geophysical Co.†	175,980	175,940
2,000	eWork Group AB	16,512	29,393
10,000	IHS Markit Ltd	947,474	1,329,200
388,721	Macquarie Infrastructure Holdings LLC	15,558,409	1,418,832
180,000	Steel Connect Inc.†	108,900	250,200
		17,369,293	3,768,265
	Cable and Satellite — 0.6%
1,000	Charter Communications Inc., Cl. A†	215,343	651,970
600	Gilat Satellite Networks Ltd.	5,730	4,242
69,000	Liberty Global plc, Cl. A†	2,110,208	1,914,060
25,000	Liberty Global plc, Cl. C†	772,424	702,250
12,000	Liberty Latin America Ltd., Cl. A†	156,275	139,920
10,000	Shaw Communications Inc., Cl. B	275,041	303,490
		3,535,021	3,715,932
	Computer Software and Services — 3.0%
6,000	Aspen Technology Inc.†	917,491	913,200
125,000	Avast plc	998,948	1,027,345
20,000	Blue Prism Group plc†	322,824	341,907
2,500	Cerner Corp.	226,577	232,175
20,000	Dell Technologies Inc., Cl. C†	994,569	1,123,400

			Market
Shares		Cost	Value
60,000	Digi International Inc.†	$660,334	$1,474,200
8,500	Fiserv Inc.†	595,816	882,215
20,000	iGO Inc.†	62,880	60,000
310,000	McAfee Corp., Cl. A	7,938,456	7,994,900
12,500	Mimecast Ltd.†	993,921	994,625
50,000	PAE Inc.†	495,635	496,500
3,000	Playtech plc†	31,336	29,744
6,500	Rocket Internet SE	146,388	237,252
2,800	Rockwell Automation Inc.	499,852	976,780
7,000	VMware Inc., Cl. A	767,223	811,160
8,500	Xilinx Inc.	1,172,684	1,802,255
		16,824,934	19,397,658
	Consumer Products — 0.8%
15,000	Bang & Olufsen A/S†	43,705	64,069
10,000	Casper Sleep Inc.†	65,720	66,800
10,000	Dorel Industries Inc., Cl. B†	106,369	161,982
10,000	Energizer Holdings Inc	426,862	401,000
20,000	Hunter Douglas NV†	1,551,512	3,920,994
20,000	Terminix Global Holdings Inc.†	871,929	904,600
		3,066,097	5,519,445
	Diversified Industrial — 0.5%
5,000	Akka Technologies†	278,958	274,948
2,500	Forterra Inc.†	57,643	59,450
16,000	Haldex AB†	145,528	93,845
40,000	Myers Industries Inc	426,840	800,400
35,000	Steel Partners Holdings LP†	288,510	1,470,000
20,000	Wartsila OYJ Abp	288,759	281,437
		1,486,238	2,980,080
	Electronics — 1.8%
2,100	Coherent Inc.†	488,908	559,734
3,000	NeoPhotonics Corp.†	47,188	46,110
42,000	Rogers Corp.†	11,335,999	11,466,000
500	Ultra Electronics Holdings plc	22,695	21,521
		11,894,790	12,093,365
	Energy and Utilities — 3.2%
58,000	Alerion Cleanpower SpA	159,011	1,951,275
16,666	Alvopetro Energy Ltd.	36,044	56,522
4,000	APA Corp.	23,359	107,560
20,000	Endesa SA	453,617	459,954
46,982	Energy Transfer LP	295,324	386,662
520	Equitrans Midstream Corp.	4,539	5,377
200,000	Gulf Coast Ultra Deep Royalty Trust	39,334	3,200
33,000	National Fuel Gas Co.	1,608,427	2,110,020
247,400	PNM Resources Inc.	12,079,428	11,283,914
30,000	Primo Water Corp	439,880	528,900
80,000	Severn Trent plc	2,149,514	3,191,129
22,000	UGI Corp.	972,590	1,010,020

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
116,000	Vivo Energy plc	$205,433	$206,942
		18,466,500	21,301,475
	Entertainment — 0.7%
91,000	Fox Corp., Cl. B	3,500,832	3,118,570
24,000	Liberty Media Corp.- Liberty Braves, Cl. A†	575,144	690,000
4,740	Madison Square Garden Entertainment Corp.†	372,142	333,412
3,500	Madison Square Garden Sports Corp.†	487,897	608,055
		4,936,015	4,750,037
	Equipment and Supplies — 1.6%
120,000	SPX FLOW Inc.	10,309,827	10,377,600
33,600	The L.S. Starrett Co., Cl. A†	143,497	314,160
		10,453,324	10,691,760
	Financial Services — 5.8%
8,000	Aareal Bank AG	261,689	261,946
7,000	Alimco Financial Corp.†	240,731	39,445
40,000	AllianceBernstein Holding LP	0	1,953,600
16,500	American National Group Inc.	3,120,075	3,115,860
22,000	Atlantic Capital Bancshares Inc.†	537,839	632,940
3,000	Brookfield Asset Management Inc., Cl. A	151,200	181,140
3,000	Cerved Group SpA†	34,147	35,111
17,500	Charles Stanley Group plc	124,523	121,397
23,000	Equitable Holdings Inc.	424,255	754,170
5,000	Fanhua Inc., ADR	41,948	36,400
1,000	Horizon Bancorp Inc.	9,670	20,850
32,500	Independence Holding Co.	1,839,825	1,842,100
10,000	Intertrust NV†	219,443	223,146
53,000	KKR & Co. Inc.	180,658	3,948,500
1,000	Mastercard Inc., Cl. A	19,963	359,320
46,000	MoneyGram International Inc.†	279,280	362,940
40,000	Santander Consumer USA Holdings Inc.	1,656,009	1,680,800
225,000	State Auto Financial Corp.	11,384,563	11,630,250
275,000	Sterling Bancorp	4,671,571	7,092,250
1,000	Topdanmark AS	28,451	56,185
16,000	Valley National Bancorp	115,336	220,000
14,000	Willis Towers Watson plc	2,888,040	3,324,860
35,000	Wright Investors' Service Holdings Inc.†	87,500	10,150
		28,316,716	37,903,360

			Market
Shares		Cost	Value
	Food and Beverage — 1.1%
2,000	Pernod Ricard SA	$142,616	$481,586
20,000	Remy Cointreau SA	1,211,940	4,872,780
8,000	Sanderson Farms Inc.	1,556,269	1,528,640
		2,910,825	6,883,006
	Health Care — 4.0%
49,000	Arena Pharmaceuticals Inc.†	4,453,980	4,554,060
16,000	AstraZeneca plc, ADR	930,400	932,000
400	Bio-Rad Laboratories Inc., Cl. A†	39,976	302,228
8,810	Bioventus Inc., Cl. A†	139,373	127,657
4,000	Bridgebio Pharma Inc.†	158,837	66,720
34,000	Change Healthcare Inc.†	779,487	726,920
14,000	Clovis Oncology Inc.†	64,815	37,940
500	ICU Medical Inc.†	29,090	118,670
182,000	Idorsia Ltd.†	2,258,364	3,723,090
300	Illumina Inc.†	12,175	114,132
22,000	Intersect ENT Inc.†	606,293	600,820
60,000	Itamar Medical Ltd., ADR†	1,822,901	1,860,000
31,000	Magellan Health Inc.†	2,918,541	2,944,690
37,000	McKesson Europe AG	1,170,357	1,010,988
433,000	Myrexis Inc.†	44,849	8,660
2,500	Ortho Clinical Diagnostics Holdings plc†	52,553	53,475
57,000	Perrigo Co. plc	2,563,396	2,217,300
12,000	QIAGEN NV†	524,042	666,960
200,000	Viatris Inc.	2,827,209	2,706,000
21,000	Vifor Pharma AG	3,616,363	3,739,300
		25,013,001	26,511,610
	Hotels and Gaming — 0.0%
3,000	Entain plc†	79,121	68,341

	Machinery — 1.9%
19,500	Astec Industries Inc.	647,051	1,350,765
25,000	CFT SpA†(a)	138,180	130,927
12,000	CIRCOR International Inc.†	149,681	326,160
275,000	CNH Industrial NV	2,631,324	5,343,250
20,000	Neles Oyj	272,294	311,721
180,000	Welbilt Inc.†	4,218,190	4,278,600
100,000	Zardoya Otis SA	813,327	809,474
		8,870,047	12,550,897
	Metals and Mining — 1.1%
85,000	Ampco-Pittsburgh Corp.†	348,699	425,000
3,760	Endeavour Mining plc	83,371	82,426
33,000	Freeport-McMoRan Inc	357,795	1,377,090
10,000	Great Bear Resources Ltd.†	224,691	227,993
19,000	Newmont Corp.	648,850	1,178,380
83,500	Pan American Silver Corp.	1,214,214	2,084,995
50,000	Sierra Metals Inc.	149,426	68,000

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2021

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
10,000	Vulcan Materials Co	$438,009	$2,075,800
		3,465,055	7,519,684
	Paper and Forest Products — 0.1%
3,100	Keweenaw Land Association Ltd.†	325,306	331,080
15,000	Verso Corp., Cl. A	403,460	405,300
		728,766	736,380
	Publishing — 0.1%
1,500	Lee Enterprises Inc.†	35,657	51,810
26,000	The E.W. Scripps Co., Cl. A	309,748	503,100
		345,405	554,910
	Real Estate — 0.7%
10,000	alstria office REIT -AG	225,431	222,349
500	American Tower Corp., REIT	7,707	146,250
10,000	Bluerock Residential Growth REIT Inc.	264,769	263,900
8,000	Cominar Real Estate Investment Trust	75,223	73,932
5,000	Corem Property Group AB, Cl. B	11,505	18,066
52,000	CorePoint Lodging Inc., REIT†	810,152	816,400
35,000	CyrusOne Inc., REIT	3,129,252	3,140,200
500	Monmouth Real Estate Investment Corp., REIT	9,565	10,505
1,000	S IMMO AG	22,816	24,762
		4,556,420	4,716,364
	Retail — 0.7%
220,000	Del Taco Restaurants Inc.	2,741,399	2,739,000
2,500	Marshall Motor Holdings plc	13,246	13,298
175,000	Sportsman's Warehouse Holdings Inc.†	2,833,130	2,065,000
101,770	The Bon-Ton Stores Inc.†	4,946	560
		5,592,721	4,817,858
	Semiconductors — 0.7%
70,000	AIXTRON SE	278,692	1,424,150
10,000	CMC Materials Inc.	1,873,923	1,916,900
29,453	DSP Group Inc.†	646,798	647,966
2,800	Siltronic AG	486,322	448,205
700	Siltronic AG	121,580	112,728
		3,407,315	4,549,949
	Specialty Chemicals — 1.2%
25,000	Atotech Ltd.†	613,229	638,000
196,419	Ferro Corp.†	4,195,603	4,287,827
2,000	GCP Applied Technologies Inc.†	63,221	63,320

			Market
Shares		Cost	Value

5,000	Hexion Holdings Corp., Cl. B†	$89,520	$144,775
38,000	Kraton Corp.†	1,732,238	1,760,160
1,800	Linde plc	291,679	623,574
18,000	SGL Carbon SE†	156,514	157,591
200	Tronox Holdings plc, Cl. A	4,724	4,806
		7,146,728	7,680,053
	Telecommunications — 1.5%
120,000	Koninklijke KPN NV	365,363	372,973
2,081	Liberty Latin America Ltd., Cl. C†	14,858	23,723
105,000	Lumen Technologies Inc.	1,750,406	1,317,750
8,000	Nuance Communications Inc.†	424,038	442,560
74,000	Orange Belgium SA	1,888,840	1,676,555
61,000	Parrot SA†	221,205	286,822
100,000	Pharol SGPS SA†	26,205	8,550
102,000	Telenet Group Holding NV	4,498,843	3,723,032
110,000	Vonage Holdings Corp.†	2,254,076	2,286,900
		11,443,834	10,138,865
	Transportation — 0.5%
12,700	DSV A/S	1,165,485	2,969,856

	Wireless Communications — 0.3%
48,000	Millicom International Cellular SA, SDR†	2,312,972	1,366,769
10,000	United States Cellular Corp.†	360,554	315,200
		2,673,526	1,681,969
	Wireless Telecommunications Services — 0.0%
400,000	NII Holdings Inc., Escrow†	107,296	120,000
	TOTAL COMMON STOCKS	245,204,135	316,299,229

	CLOSED-END FUNDS — 0.2%
235,000	Altaba Inc., Escrow†	450,610	1,398,250

	RIGHTS — 0.3%
	Computer Software and Services — 0.0%
1,000	Flexion Therapeutics Inc., CVR†	0	620

	Entertainment — 0.0%
201,000	Media General Inc., CVR†(a)	0	0

	Health Care — 0.0%
39,000	Achillion Pharmaceuticals Inc., CVR†	0	19,500
65,000	Adamas Pharmaceuticals Inc., CVR†	0	3,900
65,000	Adamas Pharmaceuticals Inc., CVR†	0	3,900

See accompanying notes to financial statements

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2021

			Market
Shares		Cost	Value
	RIGHTS (Continued)
	Health Care (Continued)
10,000	Alder BioPharmaceuticals Inc. –
	H. Lundbeck A/S, CVR†	$0	$17,000
187,969	Ambit Biosciences Corp., CVR†(a)	0	317,668
100,000	Dova Pharmaceuticals Inc., CVR†	0	12,500
640,000	Innocoll, CVR†(a)	384,000	1
150,000	Ipsen SA/Clementia, CVR†(a)	202,500	0
95,400	Ocera Therapeutics, CVR†(a)	25,758	16,218
11,000	Prevail Therapeutics Inc., CVR†	0	5,500
825,000	Teva Pharmaceutical Industries Ltd.,
	CCCP, expire 02/20/23†(a)	401,889	0
12,000	Tobira Therapeutics Inc., CVR†(a)	720	0
		1,014,867	396,187
	Metals and Mining — 0.3%
2,200,000	Pan American Silver Corp., CVR†	506,000	1,713,140
	TOTAL RIGHTS	1,520,867	2,109,947

	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
102,000	Ampco-Pittsburgh Corp., expire 08/01/25†	69,677	60,159

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 50.8%
$334,776,000	U.S. Treasury Bills, 0.030% to 0.210%††, 01/06/22 to 06/30/22(b)	334,720,783	334,719,524

	TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 99.4%	$581,966,072	654,587,109

	SECURITIES SOLD SHORT — (13.3)%
	(Proceeds received $42,982,031)		(87,637,284)

	Other Assets and Liabilities (Net) — 13.9%		91,291,943

	NET ASSETS — 100.0%		$658,241,768

			Market
Shares		Proceeds	Value
	SECURITIES SOLD SHORT — (13.3)%
	Building and Construction — (12.9)%
732,000	Lennar Corp., Cl. A	$40,815,450	$85,029,120

	Financial Services — (0.3)%
1,800	S&P Global Inc.	685,922	849,474
15,000	Webster Financial Corp.	765,010	837,600
		1,450,932	1,687,074

	Semiconductors — (0.1)%
4,000	Advanced Micro Devices Inc.	359,611	575,600
2,000	Entegris Inc.	276,337	277,160
1,000	II-VI Inc.	79,701	68,330
		715,649	921,090

	TOTAL SECURITIES SOLD SHORT(c)	$42,982,031	$87,637,284

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(b)	At December 31, 2021, $111,500,000 of the principal amount was reserved and/or pledged with the custodian for securities sold short and forward foreign exchange contracts.

(c)	At December 31, 2021, these proceeds are being held at Pershing LLC.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

CCCP	Contingent Cash Consideration Payment

CVR	Contingent Value Right

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli ABC Fund

Schedule of Investments (Continued) — December 31, 2021

As of December 31, 2021, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	20,964,773	EUR	18,500,000	State Street Bank and Trust Co.	01/28/22	$(109,290)
USD	4,434,085	GBP	3,300,000	State Street Bank and Trust Co.	01/28/22	(32,335)
USD	1,015,831	CAD	1,300,000	State Street Bank and Trust Co.	01/28/22	(11,848)
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS						$(153,473)

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in securities, at value (cost $581,966,072)	$654,587,109
Foreign currency, at value (cost $574,836)	575,493
Cash	287,481
Deposit at brokers for securities sold short	87,470,223
Receivable for Fund shares sold	3,106,572
Receivable for investments in securities sold	347,060
Dividends receivable	351,379
Prepaid expenses	22,407
Total Assets	746,747,724
Liabilities:
Securities sold short, at value (proceeds $42,982,031)	87,637,284
Payable for investment securities purchased	127,623
Payable for Fund shares redeemed	123,184
Payable for investment advisory fees	275,638
Payable for distribution fees	36,312
Payable for accounting fees	3,750
Unrealized depreciation on forward foreign currency contracts	153,473
Other accrued expenses	148,692
Total Liabilities	88,505,956
Net Assets
(applicable to 63,188,983 shares outstanding)	$658,241,768
Net Assets Consist of:
Paid-in capital	$633,761,234
Total distributable earnings	24,480,534
Net Assets	$658,241,768
Shares of Capital Stock, each at $0.001 par value;
500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($489,797,044 ÷ 46,894,938 shares outstanding)	$10.44
Advisor Class:
Net Asset Value, offering, and redemption price per share ($168,444,724 ÷ 16,294,045 shares outstanding)	$10.34

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends (net of foreign withholding taxes of $107,963)	$5,861,613
Interest	234,622
Total Investment Income	6,096,235
Expenses:
Investment advisory fees	3,603,878
Distribution fees - Advisor Class	433,861
Dividend expense on securities sold short	830,631
Service fees for securities sold short (See Note 2)	633,300
Directors’ fees	92,000
Custodian fees	83,758
Shareholder communications expenses	68,607
Legal and audit fees	57,599
Shareholder services fees	56,469
Registration expenses	49,068
Accounting fees	45,000
Interest expense	4,828
Miscellaneous expenses	48,625
Total Expenses	6,007,624
Less:
Expenses paid indirectly by broker (See Note 6)	(6,360)
Net Expenses	6,001,264
Net Investment Income	94,971
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	35,481,913
Net realized loss on securities sold short	(4,685,761)
Net realized gain on forward foreign exchange contracts	1,536,276
Net realized loss on foreign currency transactions	(5,755)
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	32,326,673
Net change in unrealized appreciation/depreciation:
on investments in securities	23,613,401
on securities sold short	(25,964,369)
on forward foreign exchange contracts	96,160
on foreign currency translations	(9,914)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	(2,264,722)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	30,061,951
Net Increase in Net Assets Resulting from Operations	$30,156,922

See accompanying notes to financial statements.

The Gabelli ABC Fund

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2021	December 31, 2020

Operations:
Net investment income	$94,971	$1,159,015
Net realized gain/(loss) on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	32,326,673	(1,139,667)
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	(2,264,722)	14,879,303
Net Increase in Net Assets Resulting from Operations	30,156,922	14,898,651
Distributions to Shareholders:
Accumulated earnings
Class AAA	(21,068,166)	(2,106,048)
Advisor Class	(7,137,119)	(200,161)
Total Distributions to Shareholders	(28,205,285)	(2,306,209)

Capital Share Transactions:
Class AAA	(64,458,963)	(77,346,630)
Advisor Class	1,386,666	(114,222,109)
Net Decrease in Net Assets from Capital Share Transactions	(63,072,297)	(191,568,739)
Redemption Fees	48	687
Net Decrease in Net Assets	(61,120,612)	(178,975,610)
Net Assets:
Beginning of year	719,362,380	898,337,990
End of year	$658,241,768	$719,362,380

See accompanying notes to financial statements.

The Gabelli ABC Fund
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments		Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses(c)(d)		Portfolio Turnover Rate
Class AAA
2021	$10.46	$0.02		$0.44	$0.46	$(0.05)	$(0.43)		$(0.48)	$0.00	$10.44	4.37%	$489,797	0.15%	0.77%		205%
2020	10.21	0.02		0.27	0.29	(0.04)	(0.00	)(b)	(0.04)	0.00	10.46	2.90	552,051	0.21	0.73		251
2019	10.03	0.12		0.36	0.48	(0.14)	(0.16)		(0.30)	0.00	10.21	4.80	618,374	1.18	0.64		278
2018	10.38	0.15		(0.13)	0.02	(0.24)	(0.13)		(0.37)	0.00	10.03	0.20	564,929	1.41	0.57	(e)	231
2017	10.17	0.05		0.17	0.22	—	(0.01)		(0.01)	0.00	10.38	2.20	660,559	0.51	0.58	(e)(f)	205
Advisor Class
2021	$10.36	$(0.05)		$0.48	$0.43	$(0.02)	$(0.43)		$(0.45)	$0.00	$10.34	4.15%	$168,445	(0.43)%	1.02%		205%
2020	10.10	0.00	(b)	0.27	0.27	(0.01)	(0.00	)(b)	(0.01)	0.00	10.36	2.70	167,311	0.01	0.98		251
2019	9.93	0.09		0.35	0.44	(0.11)	(0.16)		(0.27)	0.00	10.10	4.40	279,964	0.92	0.89		278
2018	10.27	0.12		(0.13)	(0.01)	(0.20)	(0.13)		(0.33)	0.00	9.93	(0.10)	377,330	1.41	0.82	(e)	231
2017	10.08	0.03		0.17	0.20	—	(0.01)		(0.01)	0.00	10.27	2.00	731,397	0.26	0.83	(e)(f)	205

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.

(d)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December 31, 2021, 2020, 2019, 2018, and 2017 would have been 0.57%, 0.57%, 0.56%, 0.56%, and 0.55% (Class AAA) and 0.82%, 0.82%, 0.81%, 0.81%, and 0.80% (Advisor Class), respectively.

(e)	The Fund incurred tax expense during the years ended December 31, 2018 and 2017. For the year ended December 31, 2018, the effect was minimal. For the year ended December 31, 2017, if the tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.57% (Class AAA) and 0.82% (Advisor Class).

(f)	During the year ended December 31, 2017, the Fund received reimbursements of custody expenses paid in prior years. There was no impact on the expense ratio.

See accompanying notes to financial statements.

The Gabelli ABC Fund

Notes to Financial Statements

1. Organization. The Gabelli ABC Fund, a series of Gabelli Investor Funds, Inc., was incorporated on October 30, 1992 in Maryland, and commenced investment operations on May 14, 1993. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund’s primary objective is to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2021 are as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Computer Software and Services	$19,160,406	$237,252	—	$19,397,658
Health Care	23,640,622	2,870,988	—	26,511,610
Machinery	12,419,970	—	$130,927	12,550,897
Retail	4,817,298	560	—	4,817,858
Semiconductors	3,901,983	647,966	—	4,549,949
Specialty Chemicals	7,535,278	144,775	—	7,680,053
Wireless Telecommunications Services	—	120,000	—	120,000
Other Industries (b)	240,671,204	—	—	240,671,204
Total Common Stocks	312,146,761	4,021,541	130,927	316,299,229
Closed-End Funds	—	1,398,250	—	1,398,250
Rights (b)	1,713,140	62,920	333,887	2,109,947
Warrants (b)	60,159	—	—	60,159
U.S. Government Obligations	—	334,719,524	—	334,719,524
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$313,920,060	$340,202,235	$464,814	$654,587,109
LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(87,637,284)	—	—	$(87,637,284)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(87,637,284)	—	—	$(87,637,284)

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/21
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$(153,473)	—	$(153,473)

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

The Fund did not have material transfers into or out of Level 3 during the year ended December 31, 2021.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2021, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2021, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2021 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2021 had an average monthly notional amount of approximately $29,456,552.

At December 31, 2021, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the year ended December 31, 2021, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

At December 31, 2021, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Forward Foreign Exchange Contracts	$153,473	—	$153,473

The following table presents the Fund’s derivative assets by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2021:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$153,473	$(153,473)	—	—

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2021 are reflected within the Schedule of Investments. For the year ended December 31, 2021, the Fund incurred $633,300 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2021, the Fund did not hold any restricted securities.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2021, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to tax equalization utilized during the year. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2021, reclassifications were made to increase paid-in capital by $1,008,433, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the years ended December 31, 2021 and 2020 was as follows:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$15,211,687	$2,373,713
Net long term capital gains	14,145,731	88,587
Total distributions paid	$29,357,418	$2,462,300

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

At December 31, 2021, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$67,276
Undistributed long term capital gains	180,952
Net unrealized appreciation on investments, foreign currency translations, and
forward foreign exchange contracts	24,232,306
Total	$24,480,534

The Fund utilized $2,439,083 of the capital loss carryforward for the year ended December 31, 2021.

At December 31, 2021, the temporary difference between book basis and tax basis net unrealized appreciation/ (depreciation) on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on currency gains and losses, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2021:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$542,726,155	$95,469,669	$(71,245,999)	$24,223,670

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2021, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

4.  Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for the Advisor Class Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Advisor Class Share Plan, payment is authorized to G. distributors, LLC (the Distributor), an affiliate of the Adviser, at an annual rate of 0.25% of the average daily net assets of the Advisor Class Shares, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

5.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2021, other than short term securities and U.S. Government obligations, aggregated $653,205,282 and $608,243,549, respectively.

6.  Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2021, the Fund paid $47,614 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $6,360.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During year ended December 31, 2021, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As of December 31, 2021, the Fund’s Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7.  Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 2, 2022 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2021, there were no borrowings under the line of credit.

8.  Capital Stock. The Fund offers Class AAA Shares and Advisor Class Shares to investors without a front-end sales charge. Class AAA Shares are available directly through the Distributor or through the Fund’s transfer agent. Advisor Class Shares are available through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2021 and 2020, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli ABC Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	8,756,788	$94,152,395	12,275,721	$126,902,840
Shares issued upon reinvestment of distributions	1,979,228	20,603,876	195,912	2,049,245
Shares redeemed	(16,597,442)	(179,215,234)	(20,301,890)	(206,298,715)
Net decrease	(5,861,426)	$(64,458,963)	(7,830,257)	$(77,346,630)
Advisor Class
Shares sold	5,558,294	$59,081,312	2,465,110	$24,747,999
Shares issued upon reinvestment of distributions	634,362	6,533,928	15,535	160,791
Shares redeemed	(6,045,172)	(64,228,574)	(14,054,564)	(139,130,899)
Net increase/(decrease)	147,484	$1,386,666	(11,573,919)	$(114,222,109)

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli ABC Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of The Gabelli ABC Fund

and the Board of Directors of Gabelli Investor Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Gabelli Investor Funds, Inc. (the “Corporation”) (comprising The Gabelli ABC Fund (the “Fund”)), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising Gabelli Investor Funds, Inc. at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 28, 2022

The Gabelli ABC Fund

Liquidity Risk Managment Program

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 12, 2021, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

The Gabelli ABC Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli ABC Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 79	Since 1993	31	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

INDEPENDENT DIRECTORS[5]:
Anthony J. Colavita[6] Director Age: 86	Since 1993	18	President of the law firm of Anthony J. Colavita, P.C.	—

Vincent D. Enright[6] Director Age: 78	Since 1993	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Mary E. Hauck Director Age: 79	Since 2000	9	Retired Senior Manager of the Gabelli- O’Connor Fixed Income Mutual Funds Management Company	—

Kuni Nakamura Director Age: 53	Since 2009	34	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

Werner J. Roeder Director Age: 81	Since 1993	20	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli ABC Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 70	Since 1993	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Vice President - Mutual Funds, G.research, LLC

John C. Ball Treasurer Age: 45	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Chief Executive Officer, G.distributors, LLC since December 2020

Peter Goldstein Secretary and Vice President Age: 68	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer Age: 62	Since 2013	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Officer for Gabelli Funds, LLC since 2015

Daniel Plourde Vice President Age: 41	Since 2021	Vice President of registered investment companies within the Fund Complex since 2021; Assistant Treasurer of the North American SPDR ETFs and State Street Global Advisors Mutual Funds (2017-2021); Fund Administration at State Street Bank (2009-2017)

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified. For Officers includes time served in other officer positions with the Fund.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]	Mr. Colavita’s son, Anthony S. Colavita, serves as a director of other funds in the Gabelli Fund Complex. Mr. Enright is a Director of the LGL Group, Inc., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund's Adviser.

The Gabelli ABC Fund

2022 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2021, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gain) totaling $0.2499, and $0.2226 per share for Class AAA, and Advisor Class Shares, respectively, and long term capital gains totaling $14,145,731 or the maximum allowable. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2021, 24.08% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 32.18% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 17.23% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distributions as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2021 which was derived from U.S. Treasury securities was 0.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2021. The percentage of U.S. Government securities held as of December 31, 2021 was 50.8%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

THE GABELLI ABC FUND
One Corporate Center
Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

THE GABELLI ABC FUND One Corporate Center Rye, New York 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com GABELLI.COM
Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

TRUSTEES
Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

Mary E. Hauck
Former Senior Portfolio
Manager,
Gabelli-O'Connor Fixed
Income Mutual Fund
Management Co.

Kuni Nakamura
President,
Advanced Polymer, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital
OFFICERS
Bruce N. Alpert President

John C. Ball
Treasurer

Peter Goldstein
Secretary

Richard J. Walz
Chief Compliance Officer

Daniel Plourde
Vice President

DISTRIBUTOR
G.distributors, LLC

CUSTODIAN
State Street Bank and Trust
Company

TRANSFER AGENT, AND
DIVIDEND DISBURSING
AGENT
DST Asset Manager
Solutions, Inc.

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB408Q421AR

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $27,300 for 2020 and $27,300 for 2021.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2020 and $3,800 for 2021. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,812 for 2020 and $3,508 for 2021. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $44,550 for 2020 and $44,950 for 2021.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli Investor Funds, Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 9, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 9, 2022

* Print the name and title of each signing officer under his or her signature.